                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

Date of Report   April 11, 1995               Commission file number   0-784

                              DETREX CORPORATION
       ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Michigan                                         38-0480840
   -------------------------------                         -----------------
   (State or other jurisdiction of                         (I.R.S. Employer
    incorporation or organization)                         Identification No.)

24901 Northwestern Hwy, Suite 500, Southfield, MI                48075
- -------------------------------------------------            --------------
   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code           (810) 358-5800
                                                             ---------------

Securities registered pursuant to section 12(b) of the Act:

                                                Name of each exchange on
      Title of each class                           which registered
  --------------------------                    -------------------------
            None                                          None

Securities registered pursuant to Section (g) of the Act:

                      Common Capital Stock, $2 Par Value
    ----------------------------------------------------------------------
                               (Title of Class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing requirements for the past 90 days.

                                               YES   X          NO
                                                   -----             -----

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Item 5. OTHER EVENTS

        The registrant issued the following press release on April 11, 1995:

        Detrex Corporation announced that Joseph L. Wenzler has resigned today as President, Chief Executive Officer and a Director in order to pursue other interests. The Board of Directors today elected William C. King as interim President and Chief Executive Officer.

        Mr. King was President and Chief Operating Officer of Masland Industries, a public company and tier 1 supplier to the automobile industry, from 1992 to mid-1994, when he retired. From 1974 to 1992 Mr. King was employed by Bendix Corporation or its successor, Allied Signal, Inc. From 1989 to 1992 he served as Vice President and Group Executive in charge of the Bendix Automotive Systems Group.

        A Detrex spokesman said: "We view Mr. King's election as a very positive step. His long-term involvement with the automobile industry and experience as a senior manager of large operations are expected to help the Company's continuing recovery efforts. He will assist the Board in its search for a permanent President and Chief Executive Officer and expects to have an ongoing involvement with the Company, its Board and its management."

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

             (1) Text of Press Release dated April 11, 1995 of Detrex
                 Corporation

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DETREX CORPORATION

                                                GERALD J. ISRAEL
                                                -----------------------------
                                                Gerald J. Israel
                                                Vice President, Treasurer and
                                                 Chief Financial Officer


Dated:  April 11, 1995



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PRESS RELEASE                                        (EXHIBIT - Item 7(c)(1))



DETREX CORPORATION - (NASDAQ-DTRX)                     APRIL 11, 1995
P.O. BOX 5111, SOUTHFIELD, MICHIGAN 48086-5111

CONTACT:      GERALD J. ISRAEL, VICE PRESIDENT - FINANCE
PHONE:        (810) 358-5800
FAX:          (810) 358-5803


FOR IMMEDIATE RELEASE:

DETREX CORPORATION ANNOUNCED THAT JOSEPH L. WENZLER HAS RESIGNED TODAY AS PRESIDENT, CHIEF EXECUTIVE OFFICER AND A DIRECTOR IN ORDER TO PURSUE OTHER INTERESTS. THE BOARD OF DIRECTORS TODAY ELECTED WILLIAM C. KING AS INTERIM PRESIDENT AND CHIEF EXECUTIVE OFFICER.

MR. KING WAS PRESIDENT AND CHIEF OPERATING OFFICER OF MASLAND INDUSTRIES, A PUBLIC COMPANY AND TIER 1 SUPPLIER TO THE AUTOMOBILE INDUSTRY, FROM 1992 TO MID-1994, WHEN HE RETIRED. FROM 1974 TO 1992 MR. KING WAS EMPLOYED BY BENDIX CORPORATION OR ITS SUCCESSOR, ALLIED SIGNAL, INC. FROM 1989 TO 1992 HE SERVED AS VICE PRESIDENT AND GROUP EXECUTIVE IN CHARGE OF THE BENDIX AUTOMOTIVE SYSTEMS GROUP.

A DETREX SPOKESMAN SAID: "WE VIEW MR. KING'S ELECTION AS A VERY POSITIVE STEP. HIS LONG TERM INVOLVEMENT WITH THE AUTOMOBILE INDUSTRY AND EXPERIENCE AS A SENIOR MANAGER OF LARGE OPERATIONS ARE EXPECTED TO HELP THE COMPANY'S CONTINUING RECOVERY EFFORTS. HE WILL ASSIST THE BOARD IN ITS SEARCH FOR A PERMANENT PRESIDENT AND CHIEF EXECUTIVE OFFICER AND EXPECTS TO HAVE AN ONGOING INVOLVEMENT WITH THE COMPANY, ITS BOARD AND ITS MANAGEMENT."

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